Exhibit 10.1

                      AMENDMENT NO. 5 TO SECOND AMENDED AND
               RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT


     AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND LIMITED WAIVER dated as of September 11, 2002 (this "Amendment"), by and among MEDALLION FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION BUSINESS CREDIT, LLC, a Delaware limited liability company ("MBC"; MBC and MFC are sometimes hereinafter referred to individually as a "Borrower" and together as the "Borrowers"), the lending institutions that are listed on the signature pages hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrowers, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the "Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended, the "Loan Agreement", capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrowers have requested certain amendments of the Loan Agreement and waivers of certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Borrowers, the Banks, the Agent and the Swing Line Lender have agreed to amend the Loan Agreement and waive certain provisions thereof; and

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Loan Agreement as follows:


     1. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby amended by:

     (a) deleting the definition "Term Loan Commitment" in its entirety.

     (b) deleting the following definitions in their entirety, and substituting in lieu thereof the following new definitions:

        "Applicable Prime Rate Margin" shall mean one half of one percent
     (0.5%).

        "Maturity" shall mean August 31, 2003 with respect to all Loans.

        "MBC Borrowing Base" shall mean, as determined pursuant to the most recently required Borrowing Base Certificate:

        (i) (a) cash of up to $5,000,000 maintained by MBC in one or more deposit accounts in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest, plus (b) cash pledged to the Agent, for the ratable benefit of the Banks, pursuant to a cash collateral security agreement in form and substance satisfactory to the Agent plus (c) Short Term Investments in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest shown on MBC's balance sheet as of such date, plus

        (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MBC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus

        (iii) 80% of the aggregate outstanding principal balances of, plus accrued interest on, all of MBC's Eligible Commercial Loans from time to time outstanding that are Retained Loans;

     provided, that, if all or any part of any Medallion Loan or Commercial Loan would be excluded as an Eligible Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Medallion Loan or Commercial Loan shall be excluded.

        "MFC Borrowing Base" shall mean, as determined pursuant to the most recently required Borrowing Base Certificate:

        (i) (a) cash of up to $5,000,000 maintained by MFC in one or more deposit accounts in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest, plus (b) cash pledged to the Agent, for the ratable benefit of the Banks, pursuant to a cash collateral security agreement in form and substance satisfactory to the Agent plus (c) Short Term Investments in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest shown on MFC's balance sheet as of such date, plus

        (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus

        (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Commercial Loans other than
     Section 7a Loans from time to time outstanding that are Retained Loans;
     plus

        (iv) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Section 7a Loans purchased from Business Lenders, LLC from time to time outstanding that are Retained Loans; minus

        (v) 100% of the Borrowing Base Holdback;

     provided, that, if all or any part of any Medallion Loan or Commercial Loan would be excluded, whether as an Eligible Commercial Loan, Eligible Medallion Loan or Eligible Section 7a Loan, under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Medallion Loan or Commercial Loan shall be excluded.

        "Notes" or "Term Notes" shall mean the promissory notes of the Borrowers referred to in Section 2.1(b) hereof and shall include any replacements therefor issued pursuant to Section 10.18 or 12.1 hereof.

        "Percentage" of each Bank shall mean, at any particular time, the percentage designated as such for such Bank on Exhibit A hereto, as adjusted from time to time pursuant to Section 12.1(e) or otherwise in accordance with the terms hereof.

        "Term-Out Date" shall mean the Amendment No. 5 Effective Date.

        "Term Loan" or "Term Loans" shall mean the Revolving Credit Loans converted to Term Loans on the Amendment No. 5 Effective Date.

     (c) inserting the following new definitions in proper alphabetical order therein:

        "Amendment No. 5" shall mean Amendment No. 5 to Second Amended and Restated Loan Agreement, Limited Waiver and Consent dated as of September 11, 2002, among the Borrowers, the Agent, the Swing Line Lender and the Banks.

        "Amendment No. 5 Effective Date" shall mean the date on which the Borrowers have satisfied, to the Agent's satisfaction, each of the conditions listed in Section 33(a) to Amendment No. 5, as evidenced by the notice given pursuant to Section 33(c) therein.

        "Citizens Priority Return" shall mean the sum of $1,232,606.06 to be paid to the Agent for the account of Citizens Bank on or prior to the Amendment No. 5 Effective Date.

        "Documentation Punch List Letter" shall mean that certain letter agreement dated on or before the Amendment No. 5 Effective Date, among the Borrowers and the Agent, which sets forth those items that are required to be completed by the Borrowers within the applicable required periods following the Amendment No. 5 Effective Date.

        "Merrill Lynch" shall mean Merrill Lynch Bank USA or an affiliate thereof, including any permitted assignee under the Merrill Lynch Facility.

        "Merrill Lynch Facility" shall mean the financing transaction to close on or about the Amendment No. 5 Effective Date, pursuant to which the Taxi Medallion Loan Trust I, a special purpose, bankruptcy remote, Delaware business trust, established by Medallion Funding will from time to time borrow money from Merrill Lynch and will from time to time use the proceeds to purchase Medallion Loans from Medallion Funding.

        "pro rata" shall mean, when reference is made to principal payments, pro rata after giving effect to Citizens Priority Return.

     2. Interest; Removal of LIBO Rate Pricing. As of the Amendment No. 5 Effective Date, all Bank Loans shall bear interest at an annual rate equal to the Prime Rate plus the Applicable Prime Rate Margin, except as provided in
Section 2.6 of the Loan Agreement. As of the Amendment No. 5 Effective Date, LIBOR Rate pricing shall no longer be available under the Loan Agreement. Accordingly, all references in the Loan Agreement to "LIBOR Rate Loans", "Adjusted LIBOR Rate", "Applicable LIBOR Margin" and "LIBOR Base Rate" are hereby deleted.

     3. Removal of Revolving Credit Loans and Swing Line Loans; Term Loans
Only. As of the Amendment No. 5 Effective Date, the Term-Out Date shall have occurred and all Revolving Credit Loans and Swing Line Loans outstanding shall be converted to Term Loans. All references on or after the Amendment No. 5 Effective Date to Bank Loans and Loans shall refer solely to Term Loans. Notwithstanding any term to the contrary in the Loan Agreement or the other Loan Documents, including Section 2.3(c) thereof, on and after the Amendment No. 5 Effective Date, (i) no Term Loan may be converted to any other loan type and
(ii) no further Loans shall be made as Revolving Credit Loans or Swing Line Loans under the Loan Agreement. All references in the Loan Agreement and the other Loan Documents to the terms "Aggregate Revolving Credit Commitments", "Revolving Credit Commitment", "Revolving Credit Commitment Period", "Revolving Credit Exposure", "Revolving Credit Loan", "Revolving Credit Loans", "Revolving Credit Obligations", "Scheduled Swing Line Commitment Termination Date", "Swing Line Commitment", "Swing Line Commitment Amount", "Swing Line Commitment Period", "Swing Line Commitment Termination Date", "Swing Line Exposure", "Swing Line Interest Period", "Swing Line Loan", "Swing Line Loans", "Swing Line Maturity Date" and "Swing Line Participation Amount" shall be deleted. In addition, all provisions of the Loan Agreement and the other Loan Documents relating or otherwise having an effect with respect to any of the defined terms identified in the preceding sentence are hereby deleted to the extent of such relation or effect.

     4. Amendment of Section 2.1 of the Loan Agreement. Section 2.1 of the
Loan Agreement is hereby amended by deleting Section 2.1(b) in its entirety and substituting the following new Section 2.1(b) in lieu thereof:

        "(b) Term Loans. On the Amendment No. 5 Effective Date, all outstanding Revolving Credit Loans shall be converted to Term Loans. At the request of any Bank, the Borrowers shall deliver to such Bank a separate promissory note of such Borrowers, in substantially the form of Annex A attached hereto, dated as of the

     Amendment No. 5 Effective Date and completed in favor of such Bank in the amount of such Bank's Percentage of the outstanding Loans and otherwise with appropriate insertions."

     5. Amendment of Section 2.2 of the Loan Agreement. Section 2.2 of the Loan Agreement is hereby amended by:


     (a) deleting Section 2.2(b) in its entirety and substituting the following new Section 2.2(b) in lieu thereof:

         "(b) [Intentionally omitted]."; and

     (b) deleting Section 2.2(c)(iii) in its entirety and substituting the following new Section 2.2(c)(iii) in lieu thereof:

          "(c)(iii) Interest Rate on the Term Loans. Each Term Loan shall bear interest, subject to the provisions of Sections 2.6 and 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate equal to the Prime Rate plus the Applicable Prime Rate Margin. The rate of interest of each Term Loan shall be computed on the basis of a 360-day year for the actual number of days elapsed."

     6. Amendment of Section 2.5 of the Loan Agreement. Section 2.5 of the Loan Agreement is hereby amended by:

     (a) deleting Section 2.5(b) in its entirety and substituting in lieu thereof the following new Section 2.5(b):

         "(b) Mandatory Repayment of Term Loans. Principal on each Term Loan shall be repaid by the Borrowers to the Agent in accordance with the amortization schedule set forth below. Such payments (each a "Principal Payment" and collectively, the "Principal Payments") shall be paid on or before the dates specified below and shall be applied to permanently reduce outstanding principal of the Term Loans. Any prepayments of principal on the Term Loans made on or after August 1, 2002 pursuant to Sections 2.5(a) and (c) and Article 2B hereof shall be applied against the monthly Principal Payments in chronological order of the dates on which such Principal Payments are to be made.

     ======================================================================
            Date of Principal Payment           Amount of Principal Payment
     ======================================================================
         Amendment No. 5 Effective Date               $1,500,000
     ----------------------------------------------------------------------
               September 30, 2002                       $500,000
     ----------------------------------------------------------------------
                October 31, 2002                      $1,250,000
     ----------------------------------------------------------------------
                November 30, 2002                     $1,250,000
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                December 31, 2002                     $1,500,000
     ----------------------------------------------------------------------
                January 31, 2003                      $1,500,000
     ----------------------------------------------------------------------
                February 28, 2003                    $23,500,000
     ----------------------------------------------------------------------
                 March 31, 2003                       $1,000,000
     ----------------------------------------------------------------------
                 April 30, 2003                      $18,000,000
     ----------------------------------------------------------------------
                  May 31, 2003                        $1,000,000
     ----------------------------------------------------------------------
                  June 30, 2003                       $1,000,000
     ----------------------------------------------------------------------
                  July 31, 2003                       $1,000,000
     ----------------------------------------------------------------------
                                                All amounts outstanding
                 August 31, 2003                  under the Term Loans
     ----------------------------------------------------------------------

     (b) deleting Sections 2.5(d) and (e) in their entirety and substituting the following new Section 2.5(d) in proper alphabetical and numerical order in lieu thereof:

        "(d) Application of Payments. With respect to all payments pursuant to subsections (a), (b) and (c) above, upon receipt of any notice of payment and/or any such payment, the Agent shall promptly notify each Bank thereof and, with respect to Term Loans, each such prepayment shall be effected pro rata amongst all the Banks in proportion to each Bank's then outstanding Term Loans."

     7. Amendment of Article 2B of the Loan Agreement. Article 2B of the Loan Agreement is hereby amended by deleting Sections 2B(c), (d) and (e) in their entirety and substituting the following new Sections 2B(c), (d) and (e) in lieu thereof:

        "(c) Other than sales permitted pursuant to Section 8.3(g)(v) herein, promptly following the occurrence of any sale, transfer or disposition of Loans or other assets of either Borrower or any of their Subsidiaries (other than of the Capital Stock of the Guarantor and following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, for such sale, transfer or disposition), the Borrowers shall repay (i) outstanding Bank Loans and (ii) outstanding Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent, the CP Holders and the holders of the Indebtedness described in clause (ii) of this paragraph (c) on a pro rata basis in accordance with the percentage interest that each Person holds of the sum of the outstanding Term Loans plus the outstanding principal amount of the CP Debt plus the outstanding principal amount of Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof.

        (d) [Intentionally Omitted].

        (e) Each payment pursuant to this Article 2B shall be applied pro rata among the Banks in proportion to their Percentages."

     8. Amendment of Article 2C.1 of the Loan Agreement. Article 2C.1 of the Loan Agreement is hereby amended by deleting Article 2C.1 in its entirety and substituting the following new Article 2C.1in lieu thereof:

        "ARTICLE 2C.1 ALLOCATION OF FUNDS IN THE FLEET CONCENTRATION ACCOUNT.

        SECTION 2C.1.1. Credit for Funds Received in Concentration Account.
                        --------------------------------------------------

             (a) All funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by Section 6.23 hereof shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2C.1.2 hereof, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 6.23 hereof shall be credited on the same Business Day as the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by Section 2C.1.2 hereof, and
        (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 6.23 hereof shall be credited, on the next Business Day following the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by Section 2C.1.2 hereof. For purposes of the foregoing provisions of this Section 2C.1.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. Each of the Borrowers further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

             SECTION 2C.1.2. Transfer to Operating Account Prior to Event of Default. Amounts received in the Fleet Concentration Account which are determined by the Agent in its sole discretion to be good collected funds shall be transferred to the Operating Account on a daily basis, so long as an Event of Default has not occurred of which the account officers of the Agent active on the Borrowers' accounts have knowledge. The Borrowers shall be permitted to invest funds transferred to the Operating Account pursuant to this Section 2C.1.2 in Cash Equivalents.

             SECTION 2C.2. Repayments of Revolving Credit Loans After Event of Default.

             (a) Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' accounts have knowledge but prior to the Agent's election to exercise its right to accelerate pursuant to Section 9.1 herein, funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits in an amount equal to such amounts due and payable under the Senior Debt shall be applied to outstanding Senior Debt and allocated among the Banks, the Agent, the CP Holders and the holders of the outstanding Indebtedness permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in accordance with Section 9.5 hereof, and all remaining funds shall be transferred to the Operating Account.

             (b) Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' accounts have knowledge and upon the Agent's exercise of its right to accelerate pursuant to Section 9.1 herein, all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits shall be applied to the outstanding Senior Debt and allocated among the Banks, the Agent, the Senior Note Holders, the CP Holders and the holders of the outstanding Indebtedness permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in accordance with Section 9.5 hereof.

     9. Amendment of Section 3.1 of the Loan Agreement. Section 3.1 of the Loan Agreement is hereby amended by deleting Sections 3.1(e) and (f) in their entirety and substituting the following new Sections 3.1(e), (f) and (g) in proper alphabetical and numerical order in lieu thereof:

        "(e) Amendment No. 5 Amendment Fee. The Borrowers agree to pay to the Agent, for the pro rata account of each Bank (based on each Bank's Percentage), on the Amendment No. 5 Effective Date, an amendment fee equal, in the aggregate, to 0.25% of the principal amount of Term Loans outstanding immediately prior to payment of the Principal Payment due on the Amendment No. 5 Effective Date.

        (f) Amendment No. 5 Deferred Fee. In the event that all Term Loans have not been paid in full on or before August 31, 2003, the Borrowers agree to pay to the Agent, for the pro rata account of each Bank (based on each Bank's Percentage), a deferred fee in the amount of $150,000 for the pro rata accounts of the Banks.

        (g) Nature of Fees. All fees hereunder shall, except for the deferred fee described in Section 3.1(f) hereof, be fully earned as of the Amendment No. 5 Effective Date, and shall in any case be non-refundable when paid. The deferred fee described in Section 3.1(f) hereof and all other fees payable hereunder shall be fully earned on the due date therefor."

     10. Amendment of Section 4.18 of the Loan Agreement. Section 4.18 of the Loan Agreement is hereby amended by (a) deleting the text "fiscal years ended December 31, 1998 and December 31, 1999" in the first sentence thereof and substituting the text "fiscal year ended December 31, 2001" in lieu thereof and
(b) deleting the text "December 31, 1999" in the second sentence thereof and substituting the text "December 31, 2001" in lieu thereof.

     11. Amendment of Section 5.2 of the Loan Agreement. Section 5.2 of the Loan Agreement is hereby amended by deleting Section 5.2 in its entirety and substituting the following new Section 5.2 in lieu thereof:

         "Section 5.2. [Intentionally omitted]."
                        ---------------------

     12. Amendment of Section 6.1 of the Loan Agreement. Section 6.1 of the Loan Agreement is hereby amended by deleting Section 6.1(c) in its entirety and substituting the following new Section 6.1(c) in proper alphabetical order in lieu thereof:

         "(c) on the Amendment No. 5 Effective Date (based upon July 31, 2002 information adjusted to give effect to (a) the repayment of Bank Loans and (b) the transactions contemplated by Sections 8.3(g)(v)) and every calendar month thereafter or at any other time upon the Agent's request, a Borrowing Base Certificate, signed by each of the chief financial officer of the Borrowers and M.R. Weiser, Inc., or another consultant satisfactory to the Borrowers and the Agent, covering the period commencing with the first day following the last day of the period covered by the preceding Borrowing Base Certificate; "

     13. Amendment of Section 6.15 of the Loan Agreement. Section 6.15 of the Loan Agreement is hereby by amended by deleting Section 6.15 in its entirety and substituting the following new Section 6.15 in lieu thereof:

         "Section 6.15.  [Intentionally omitted]."
                          ---------------------

     14. Amendment of Section 6.19 of the Loan Agreement. Section 6.19 of the Loan Agreement is hereby by amended by deleting Section 6.19 in its entirety and inserting the following new Section 6.19 in lieu thereof:

     "Section 6.19. Post-Closing Matters. The Borrowers shall complete each of the post-closing matters specified in the Documentation Punch List Letter within the applicable required periods following the Amendment No. 5 Effective Date provided for therein."

     15. Amendment of Section 6.23 of the Loan Agreement. Section 6.23 of the Loan Agreement is hereby amended by deleting the text "Excess Dividend Payments" in the second sentence thereof.

     16. Amendment of Section 6.24 of the Loan Agreement. Section 6.24 of the Loan Agreement is hereby amended by deleting Section 6.24 in its entirety and inserting the following new Section 6.24 in lieu thereof:

     "Section 6.24. Independent Firm, etc. The Banks and the Agent shall have access to M.R. Weiser at all times for, among other things, updates on the status of M.R. Weiser's work and questions about the scope and substance thereof. Bingham McCutchen LLP on behalf of the Banks and the Agent shall have the right to hire Argus Management Corporation (or a similar consulting firm) as their own consulting firm (with the expenses of such consulting firm to be for the account of the Borrowers), and such consulting firm shall have, upon prior notice to the Borrowers of the date and purpose of their inquiry, access at all times to the officers, employees, records and other information of the Borrowers and their Subsidiaries and shall be permitted to review all calculations performed in connection with the preparation of each Borrowing Base Certificate to be delivered pursuant to Section 6.1(c) hereof; provided, however, that absent a Default or an Event of Default, such fees and expenses shall not exceed, in the aggregate, $25,000 per month (it being understood that such amount shall be pro rated for any partial calendar months). However, the foregoing fee limitation shall not be imposed in the event the Borrowers fail to provide to the Agent (i) on the Amendment No. 5 Effective Date and on Thursday of each calendar week thereafter, a 13-week statement of cash flows in the form currently being provided to the Agent and the Senior Note Holders, (ii) on the Amendment No. 5 Effective Date and on the 10th and 25th of each calendar month thereafter, monitoring reports (including without limitation the form of monitoring report attached hereto as Annex B), in form and substance satisfactory to the Agent, concerning the various actions proposed by the Borrowers to comply with the schedule of Principal Payments set forth in Section 2.5(b) hereof, (iii) daily reports regarding cash balances of the Borrowers and their Affiliates, which reports shall be in a form reasonably acceptable to the Agent and (iv) evidence, in form and substance to the Agent, that each of the items set forth in the Documentation Punch List Letter to be completed after the Amendment No. 5 Effective Date has been completed in a manner satisfactory to the Agent on or before November 15, 2002."

     17. Amendment of Section 6.26 of the Loan Agreement. Section 6.26 of the Loan Agreement is hereby amended by deleting Section 6.26 in its entirety and inserting the following new Section 6.26 in lieu thereof:

     "Section 6.26. Replacement of Servicer.
                    -----------------------

         (a) In the event that Merrill Lynch, at any time under the Merrill Lynch Facility, has exercised its right or has given notice that it will exercise its right to terminate the rights and obligations of Medallion Funding (or any permitted successor or assignee of Medallion Funding) as servicer under the Merrill Lynch Facility and such notice has not been rescinded within seven (7) Business Days after the Borrowers' receipt thereof, the Borrowers shall promptly notify the Agent of such termination or notice to terminate, and the Agent shall have the right to replace either Borrower as servicer with respect to the Collateral granted pursuant to the Loan Agreement. The Agent may exercise such right by giving written notice to such Borrower.



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


         (b) In the event of such replacement of Medallion Funding as servicer of the Collateral, each Borrower covenants (i) to safeguard the servicing records and (ii) that all funds and loan documents relating to the Collateral (collectively, the "Medallion Loan Records") shall, at the option of the Agent, promptly upon receipt of notice of the Agent's intent to appoint a new servicer for the Collateral, be submitted to the control of the Agent or its designee and that, on the date such notice is received, they will be transferred to the Agent or its designee, without prejudice to the rights, if any, of either party against the other.

         (c) Prior to the replacement of either Borrower as servicer of the Collateral, the Agent may arrange for the collateral agent appointed pursuant to the Collateral Agency Agreement (the "Collateral Agent") to establish with the Agent a segregated account on behalf of such Borrower (the "Alternate Collection Account"). The Agent shall notify the Borrowers of the establishment of the Alternate Collection Account, specifying the account number for such account. From and after receipt of such notice, all collections arising with respect to the Collateral shall, whether credited to the Fleet Concentration Account or otherwise received by either Borrower, the Collateral Agent, the Agent, any replacement servicer appointed by the Agent or any other Person, be deposited in the Alternate Collection Account. The Collateral Agent shall distribute the funds on deposit in the Alternate Collection Account in accordance with Article 2B hereof on each date a Principal Payment is required under Section 2.5(b) hereof and each date interest is payable under this Agreement. Each Borrower hereby pledges to the Collateral Agent, for itself, the Agent, the Banks and the Senior Note Holders, and grants the Collateral Agent a security interest in the Alternate Collection Account and all funds that may be on deposit there from time to time. Each Borrower further covenants and agrees (i) to provide notification to the obligors in respect of any Medallion Loan, Commercial Loan or other Collateral to make all payments in respect of such Collateral directly to the Alternate Collection Account and
     (ii) to otherwise cooperate with the Agent in ensuring that such payments are made directly to the Alternate Collection Account.

         (d) Notwithstanding any appointment of a new servicer hereunder, neither Borrower shall be relieved of liability for all amounts due, or responsibilities owed the Agent or the Banks hereunder. Each Borrower forthwith upon receipt of notice of the Agent's appointment of a new servicer for the Collateral shall (i) pay over to the Agent or its designee all amounts held by it or subsequently received by it with respect to the affected Collateral or the proceeds thereof, (ii) deliver to the Agent a full accounting in respect of the affected Collateral, including a statement showing the monthly payments and other amounts collected by or with respect to such Collateral and a statement of moneys held in trust by or on behalf of it for the payment of taxes, insurance premiums or other charges with respect to the affected Collateral, (iii) otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the affected Collateral to the designee selected by the Agent, and (iv) arrange for the physical transfer and delivery to designee selected by the Agent of all Collateral and copies thereof in its possession, and all Medallion Loan Records."

     18. Amendment of Article 7 of the Loan Agreement. Article 7 of the Loan Agreement is hereby amended by deleting Article 7 in its entirety and substituting the following new Article 7 in lieu thereof:

         "ARTICLE 7. FINANCIAL COVENANTS.

         Each Borrower covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Borrowers to the Agent or the Banks under this Agreement and the other Loan Documents, are paid in full, the Borrowers shall not, without the prior written consent of the Agent and the Required Banks:

         Section 7.1. [Intentionally Omitted].
                       ---------------------

         Section 7.2. [Intentionally Omitted].
                       ---------------------

         Section 7.3. Borrowing Base. Suffer or permit at any time the aggregate unpaid balance of all Senior Debt to exceed the MFC Borrowing Base plus the MBC Borrowing Base.

         Section 7.4. [Intentionally Omitted].
                       ---------------------

         Section 7.5. [Intentionally Omitted].
                       ---------------------

         Section 7.6. [Intentionally Omitted].
                       ---------------------

         Section 7.7. [Intentionally Omitted]."
                       ---------------------

     19. Amendment of Section 8.3 of the Loan Agreement. Section 8.3 of the Loan Agreement is hereby amended by deleting Sections 8.3(e) and (g) in their entirety and substituting the following new Sections 8.3(e) and (g) in proper numerical and alphabetical order in lieu thereof:

     "(e) Make or maintain any Investment in any Subsidiary or Affiliate (including by way of the acquisition of any Person that after taking into account such Investment would become a Subsidiary or Affiliate), other than
     (i) Investments of MFC in MBC or of MBC in MFC, and (ii) Investments existing on the Amendment No. 3 Effective Date in the particular Subsidiaries, and in the amounts with respect to each such Subsidiary, listed on Schedule III hereto. In addition to the amounts on Schedule III hereto, MFC may make an additional Investment in Freshstart Venture Capital Corp. on or about the Amendment No. 5 Effective Date, which Investment shall not exceed $5,000,000 in an aggregate amount, but neither Borrower may make, nor shall either Borrower permit any of its Subsidiaries to make, any Investments in the Guarantor, BL or any other Subsidiary following the Amendment No. 3 Effective Date, except as provided in the remainder of this paragraph. Investments consisting of intercompany receivables listed on
     Schedule III hereto (the "Repaid Receivables") may be repaid and the Borrowers may subsequently reinvest the proceeds of the Repaid Receivables in the Subsidiary which repaid the Repaid Receivables; provided that at no time shall the aggregate amount of the Borrowers' Investments in any particular Subsidiary (other than MBC) exceed the amount with respect to such Subsidiary listed on Schedule III hereto; and provided further that until such time as (i) the Guarantor shall have repaid to MFC an aggregate amount equal to at least $3,646,158 with respect to MFC's Investments made on or prior to December 31, 2001 in the Guarantor, the Borrowers may not reinvest the proceeds of Repaid Receivables in the Guarantor, (ii) BL shall have repaid to MFC an aggregate amount equal to at least $2,345,111 with respect to MFC's Investments made on or prior to December 31, 2001 in BL, the Borrowers may not reinvest the proceeds of Repaid Receivables in BL, and (iii) Medallion Funding shall have repaid to MFC an aggregate amount equal to at least $5,090,378 with respect to MFC's Investments made on or prior to December 31, 2001 in Medallion Funding, the Borrowers may not reinvest the proceeds of Repaid Receivables in Medallion Funding. For purposes of complying with the limitations contained in this Section 8.3(e), Investments by either Borrower or the Guarantor in Subsidiaries of either Borrower on any day of any calendar month other than the last Business Day of such calendar month shall be determined without regard to allocable corporate overhead and salaries of MFC (to the extent that the same is allocated in reasonable amounts consistent with past practices), and without regard to the interest component of Investments consisting of loans or advances from either Borrower to a Subsidiary of MFC or intercompany receivables owed by Subsidiaries of either Borrower or the Guarantor to either Borrower or the Guarantor (so long as such interest has accrued at commercially reasonable "market" rates, consistent with past practices) (such allocable corporate overhead and salaries and interest amounts hereinafter referred to as "Allocated Investments"); provided further that, as of the last Business Day of each month, Investments by either Borrower or the Guarantor in Subsidiaries of either Borrower (other than MBC), including Allocated Investment amounts, shall meet the limitations set forth on Schedule III hereto; and provided further that if as of the last Business Day of any month, Investments by either Borrower or the Guarantor in Subsidiaries of either Borrower do exceed the limitations set forth on Schedule III hereto, the Borrowers shall repay, or cause to be repaid, Allocated Investment amounts in order to comply with the limitations set forth on Schedule III hereto within fifteen (15) Business Days following the last Business Day of such month and shall deliver to the Agent and the Banks within fifteen (15) Business Days following the last Business Day of such month a certificate demonstrating such compliance; and provided further that in each such case referred to in this Section 8.3(e), no Default or Event of Default shall have occurred or be continuing, or would result therefrom.

         (g) Sell, discount or otherwise dispose of Loans or any Collateral or sell, discount or otherwise dispose of other Receivables or obligations owing to a Borrower or any of its Subsidiaries, with or without recourse, other than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, and consistent in any event with past practices, (ii) for collection in the ordinary course of business consistent with any past practices (with the parties hereby agreeing that no securitization or like transaction described in Section 8.4 hereof shall be deemed to be in the ordinary course of business), (iii) to the Agent for the benefit of the Banks and, with respect to the pledged shares of the Guarantor and for so long as the Collateral Agency Agreement is in effect, the Collateral Agent, for the benefit of the Banks, the Senior Note Holders and the CP Holders, (iv) Loans disposed of to Affiliates in compliance with Section 8.6 hereof and for cash for a price at least equal to the outstanding principal amount thereof (without discount thereon) (with the parties agreeing that no securitization or like transaction described in Section 8.4 hereof shall be deemed permitted by this subsection (iv)), (v) on or prior to the Amendment No. 5 Effective Date, Medallion Loans in an aggregate principal amount not to exceed $10,000,000 including any accrued and unpaid interest and without discount thereon to Medallion Funding in exchange for Commercials Loans of equivalent value (which determination of equivalency shall take into account any cash payment from Medallion Funding, in such amount as approved by the Agent, but in no event to exceed $200,000, to achieve such equivalency and shall be satisfactory to the Agent), all pursuant to documentation reasonably acceptable to the Agent and (vi) with respect to the sales of Loans by Borrowers to their Affiliates made prior to the Amendment No. 3 Effective Date and described on Schedule 8.3(g) hereto, provided that in each such case referred to in this Section 8.3(g), no Default or Event of Default shall have occurred or be continuing, or would result therefrom."

     20. Amendment of Section 8.5 of the Loan Agreement. Section 8.5 of the Loan Agreement is hereby amended by deleting Section 8.5 in its entirety and substituting the following new Section 8.5 in lieu thereof:

         "Section 8.5. Restricted Payments. Make, or obligate itself to make, any Restricted Payment, provided that after the Amendment No. 5 Effective Date, MFC may make quarterly payments of the sum of (a) the minimum amount of Dividends required to be paid by MFC to retain its status as regulated investment company pursuant to Section 851(a) of the Code, plus (b) the payment of Dividends required to be paid in order to avoid the imposition of excise taxes pursuant to the Code, as determined by the Borrowers' independent accountants on the basis of good faith estimates provided by the Borrowers, provided that any such amount to be paid under this Section 8.5(b) shall be quantified by the Borrowers and in connection therewith, each Borrower authorizes the Agent to communicate directly with the Borrowers' independent accountants and authorizes such accountants to disclose to Agent any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower and its Subsidiaries and, provided further that five (5) days prior to any such payment, the Borrowers shall deliver a certificate demonstrating pro forma compliance with Section 7.3 hereof."

     21. Amendment of Section 8.6 of the Loan Agreement. Section 8.6 of the Loan Agreement is hereby amended by deleting Sections 8.6(b) and (d) in their entirety and substituting the following new Sections 8.6(b) and (d) in lieu thereof:

         "(b) Other than pursuant to the transaction permitted by Section 8.3(g)(v), sell or otherwise dispose of an amount of Loans unless, immediately upon such sale or disposition, the Borrowers make, in accordance with the provisions of Article 2B(c) hereof, a mandatory prepayment of the outstanding Term Loans in an amount equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or disposed of;

         (d) Sell, discount or otherwise dispose of, to any Subsidiary or Affiliate of either Borrower, any Medallion Loan originated by such Borrower, except that MFC may make such transfers to MBC, provided that no Default or Event of Default shall have occurred or be continuing, or would result therefrom; or"

     22. Amendment of Section 8.11 of the Loan Agreement. Section 8.11 of the Loan Agreement is hereby amended by deleting Section 8.11 in its entirety and substituting the following new Section 8.11 in lieu thereof:

         "Section 8.11. Transactions with Affiliates.
                        ----------------------------

         (i) (a) Enter into, or cause, suffer, or permit to exist, any transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate on fair and reasonable terms that are less favorable to such Borrower than those that would be obtainable at the time in a comparable arm's-length transaction from any Person who is not an Affiliate; (b) become an Affiliated Person of any Bank or any Affiliated Person of any Bank known to the Borrowers; and the Borrowers shall use their best efforts to ensure that none of its Affiliated Persons is or becomes an Affiliated Person of any Bank or an Affiliated Person of any Bank known to the Borrowers; (c) sell, discount or otherwise dispose of Loans or any Collateral to any Affiliate, other than any sale permitted by Sections 8.3(g)(v) hereof; (d) sell, discount or otherwise dispose of other Receivables or obligations owing to the Borrower or any of its Subsidiaries to any Affiliate, with or without recourse, other than any transaction permitted by Sections 8.3(g)(v) hereof; or (e) transfer any assets or cash to any Affiliate, excluding for purposes hereof (1) the payment to an Affiliate of such amounts as may be received on account of Loans serviced by the Borrower on such Affiliate's behalf, after deduction of management fees provided under the respective sale, transfer or participation agreement, (2) salary and other usual and customary intercompany charges,
     (3) on or prior to the Amendment No. 5 Effective Date, the transfer of a capital contribution in the amount of $5,000,000 to Freshstart Venture Capital Corp. and (4) transfers of Medallion Loans pursuant to Section 8.3(g)(v) hereof; provided, that in each such case referred to in this
     Section 8.11(i), no Default or Event of Default has occurred or is continuing, or would result therefrom.

         (ii) After the Amendment No. 5 Effective Date, all intercompany transactions concerning loans serviced by either Borrower for any Affiliate or by any Affiliate for either Borrower, including, without limitation, sales, payoffs, prepayments, amortization and interest, shall be paid by the Borrower, and to the extent the Borrower has the right to do so, shall be caused by the Borrower to be paid by any such Affiliate, in cash on a monthly basis. In the event funds received on account of any such intercompany transaction exceed $250,000 with respect to any particular loan, settlement of such transaction shall be made in cash and shall occur no later than five (5) Business Days after such funds are received by either Borrower, as servicer."

     23. Amendment of Section 8.17 of the Loan Agreement. Section 8.17 of the Loan Agreement is hereby amended by deleting Section 8.17 in its entirety and inserting the following new Section 8.17 in lieu thereof:

     "Section 8.17. Executive Compensation. Directly or indirectly pay any executive bonuses to, or otherwise increase the compensation in effect on the Amendment No. 5 Effective Date of, either Alvin Murstein or Andrew Murstein until payment in full of the Borrower Obligations."

     24. Amendment of Section 9.1 of the Loan Agreement. Section 9.1 of the Loan Agreement is hereby amended by:

     (a) deleting the reference to 6.19 in Section 9.1(b);

     (b) deleting the text "Section 6.7" in the parenthetical in Section 9.1(c) and substituting the text "Sections 6.7 and 6.19" in lieu thereof;

     (c) deleting the text "7.3(D)" in Section 9.1(b)(i) and replacing it with the text "7.3";

     (d) inserting the following parenthetical immediately before the semicolon at the end of Section 9.1(d):

     "(it being understood by the parties hereto that the provisions of this Section 9.1(d) shall not apply to the Documentation Punch List Letter)"; and

     (e) inserting the following new Section 9.1(o) in proper alphabetical order therein:

         "(o) if MFC shall not have made a capital contribution of $5,000,000 in Freshstart Venture Capital Corp. upon receipt of a $4,100,000 transfer from Medallion Funding on or about the Amendment No. 5 Effective Date."

     25. Amendment of Section 9.2 of the Loan Agreement. Section 9.2 of the
Loan Agreement is hereby amended by adding the following new sentence at the end of such Section:

     "In addition, in case any one or more Events of Default shall occur and be continuing, each Bank, if owed any amount with respect to the Loans, may, with the consent of the Required Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Borrower Obligations to such Bank are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank."

     26. Amendment of Section 9.5 of the Loan Agreement. Section 9.5 of the Loan Agreement is hereby amended by deleting Section 9.5 in its entirety and substituting the following new Section 9.5 in lieu thereof:

     "Section 9.5 Further Payments. In the event that the Term Loans and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section or that all outstanding Term Loans shall not have been paid in full at Maturity, any funds received by the Agent and the Banks from or on behalf of the Borrowers shall be remitted to, and applied by, the Agent in the following manner and order: (a) first, to the payment of interest on, and then the principal portion of, any Term Loans which the Agent may have advanced on behalf of any Bank for which the Agent has not then been reimbursed by such Bank or either Borrower; (b) second, to reimburse the Agent and the Documentation Agent for any expenses due from either Borrower pursuant to the provisions of Section 10.6, (c) third, to the payment of the Fees, (d) fourth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Term Loans) payable by the Borrowers to the Agent, the Documentation Agent or any of the Banks under the Loan Documents, (e) fifth, to the payment, pro rata according to the Exposure Percentage of each Bank, of interest due on the Term Loans, (f) sixth, to the payment, pro rata according to Exposure Percentage of each Bank, of principal on the Term Loans, of such principal, (g) seventh, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct."

     27. Amendment of Section 10.9 of the Loan Agreement. Section 10.9 of the Loan Agreement is hereby amended by deleting the period at the end of Section 10.9(b) and inserting the following new text in lieu thereof:

     "; provided, however, that the provisions of this Section 10.9(b) shall not apply to the portion of any payment of principal that constitutes Citizens Priority Return."

     28. Amendment to Exhibits and Schedules to the Loan Agreement. The Exhibits and Schedules to the Loan Agreement are hereby amended by deleting Exhibit A and Schedules II and III thereto in their entirety and substituting in lieu thereof Exhibit A and Schedules II and III attached hereto.

     29. Amendment to Section 6.12 of the Security Agreement. Section 6.12 of the Borrower Security Agreement is hereby amended by adding the following new paragraph at the end of such section:

     "To the extent that any Investment is made, or any Medallion Loan, Commercial Loan or other asset is sold, transferred or disposed of and the Investment, sale, transfer or disposition is permitted under the Loan Agreement, the asset comprising the Investment or the sale, transfer or disposition of the asset shall be free and clear of the liens created by this Agreement and the other Loan Documents. However, in the case of any such permitted Investment, sale, transfer or disposition, the liens created by this Agreement and the other Loan Documents shall attach to the proceeds of the Investment, sale, transfer of disposition.

In the case of an Investment, sale, transfer or disposition free and clear of the liens created by this Agreement and the other Loan Documents, the Agent is authorized to provide to the transferee appropriate evidences of release of the liens. If the Investment, sale, transfer or disposition is permitted under the Loan Agreement only in the absence of a Default or Event of Default, the Agent shall be fully protected in providing such evidence of release so long as the officers of the Agent active on the Borrowers' account have no actual knowledge of the existence of a Default or Event of Default. Nothing contained in this
Section 6.12 shall result in a lien on or a security interest in the capital stock of Freshstart Venture Capital Corp. in favor of the Agent."

     30. Waivers.
         -------

     (a) Subject to the terms and conditions hereof, each of the Banks hereby waives (i) the Borrowers' compliance with the requirement of Section 8.3(e)(i) of the Loan Agreement (as in effect prior to the Amendment No. 5 Effective
Date); provided, however, that no Investments other than those listed on
Schedule III attached hereto exist or exceed the amounts listed opposite such Investments therein and (ii) the Events of Default listed on Annex C attached hereto.

     (b) The Borrowers hereby acknowledge that (i) one or more Events of Default have occurred under the Loan Agreement since May 15, 2002, (ii) the waivers contained in this Amendment shall not become effective until the Amendment No. 5 Effective Date and (iii) the Agent has been collecting, and will continue to collect until the Amendment No. 5 Effective Date, for the ratable benefit of the Banks, and the Banks shall be entitled to retain, interest on all outstanding Bank Loans at the rate of interest set forth in Section 2.6 of the Loan Agreement.

     31. Irrevocable Payment Instructions. If the Agent should at any time or from time to time determine that any invoices for the fees and expenses of counsel to the Agent or any invoices for the fees and expenses of Argus Management Corporation or any other financial consultants hired by the Agent or its counsel have not been reimbursed by the Borrowers to the Agent, the Agent shall be entitled to debit the Borrowers' Operating Account in an amount equal to the outstanding fees and expenses and to apply such amount to the unreimbursed fees and expenses.

     32. Representations and Warranties, Etc.
         -----------------------------------

         (a) Each of the Borrowers and the Guarantor hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 33 below are met, as follows:

             (i) The execution and delivery by each of the Borrowers and the Guarantor of this Amendment, Amendment No. 8 to the Funding Agreement and all other instruments and agreements required to be executed and delivered by each of the Borrowers and the Guarantor in connection with the transactions contemplated hereby or thereby or referred to herein or therein (collectively, the "Amendment Documents"), and the performance by each of the Borrowers and the Guarantor of any of their obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrowers and the Guarantor, as the case may be, have been duly authorized by all necessary proceedings on behalf of each of the Borrowers and the Guarantor, as the case may be, and do not and will not contravene any provision of law or of any judgment, order or decree applicable to or binding on the Borrowers (or any of them) or the Guarantor, or of the Borrowers' or the Guarantor's charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrowers (or either of them) or the Guarantor.

             (ii) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which any of the Borrowers or the Guarantor is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

             (iii) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers and the Guarantor of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrowers and the Guarantor of the transactions among the parties contemplated hereby and thereby or referred to herein or therein.

             (iv) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse to the interests of the Banks) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

             (v) Each of the Borrowers and the Guarantor has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

         (b) Each of the Borrowers and the Guarantor acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Article 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     33. Effectiveness.
         -------------

     (a) Except as set forth in Section 32(b) below, this Amendment shall become effective (the "Amendment No. 5 Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent on or before September 13, 2002:

         (i) This Amendment shall have been duly executed and delivered by each of the Borrowers, the Guarantors, the Agent and the requisite Banks and shall be in full force and effect.

         (ii) The Agent shall have received (A) evidence of the effectiveness of an amendment to the Funding Agreement, in form and substance satisfactory to the Agent, together with all requisite consents, in form and substance satisfactory to the Agent, from the Funding Banks, including without limitation consent for the $4,100,000 transfer to MFC for reimbursement of allocable overhead and services rendered to Medallion Funding and (B) evidence of the waiver of any defaults existing immediately prior to the Amendment No. 5 Effective Date under the Funding Agreement.

         (iii) The Agent shall have received (A) evidence of the effectiveness of an amendment to the Note Purchase Agreements, in form and substance satisfactory to the Agent, and (B) evidence of the waiver of any defaults existing immediately prior to the Amendment No. 5 Effective Date under the Note Purchase Agreements, each in form and substance satisfactory to the Agent.

         (iv) The Agent shall have received from the Borrowers payments of principal equal to Citizens Priority Return, which together with all other payments of principal made on or about the Amendment No. 5 Effective Date shall equal not less than $1,500,000.

         (v) The Agent shall have received, for the pro rata account of the Banks, all accrued and unpaid interest on the principal amount of Loans outstanding immediately prior to the Amendment No. 5 Effective Date at the rate set forth in Section 2.6 of the Loan Agreement.

         (vi) The Agent shall have received, for the pro rata account of each Bank, amendment fees equal to, in the case of each Bank, 0.25% multiplied by such Bank's Percentage of the principal amount of Term Loans outstanding as of the date hereof (prior to giving effect to the Principal Payment required on the Amendment No. 5 Effective Date).

         (vii) All outstanding Swing Lines Loans shall be paid in full.

         (viii) All reports, statements, schedules, certificates and other documents required to be delivered to the Agent and each Bank pursuant to
     Section 6.1 of the Loan Agreement, as amended by this Amendment, shall have been so delivered.

         (ix) The Agent shall have received a copy of a fully executed letter between the Borrowers and a document imaging company, such letter to be in form and substance reasonably satisfactory to the Agent, which letter sets forth rates for such document imaging company to produce compact discs containing imaged copies of all of the promissory notes, security agreements and financing statements related to the Bank Loans constituting Collateral, with such descriptive data items attached to each such promissory note, security agreement and financing statement as may be requested by the Agent to permit sorting and indexing.

         (x) Except as specified in the Documentation Punch List Letter, the Agent shall have received (A) copies of appropriate assignment documents for intercompany loan transfers identified by M.R. Weiser as necessary or desirable including, without limitation, all promissory notes owned by the Borrowers marked to reflect any chain of assignment thereof to the Borrowers and (B) satisfactory evidence that all necessary steps to rectify any material deficiencies noted by M.R. Weiser in its review of the Collateral have been performed.

         (xi) The Agent shall have received from the Secretary of the Borrowers a copy, certified by such Secretary to be true and complete as of such date, of the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of Amendment No. 5.

         (xii) The Agent shall have received favorable legal opinions addressed to the Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Agent, from counsel to the Borrowers and the Guarantors and Delaware counsel to the Borrowers, concerning corporate or other applicable entity authority matters and the enforceability of each of the Amendment Documents, and the Loan Agreement and the other Loan Documents as amended thereby, and concerning such other matters as the Agent may request.

         (xiii) Bingham McCutchen LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses occurred in connection with the preparation of this Amendment and ancillary documentation and all fees and expenses incurred in connection with the employment of Argus Management Corporation.

         (xiv) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     (b) The amendments set forth in (i) Section 8.3(g)(v) (sale of up to $10,000,000 of Medallion Loans to Medallion Funding in exchange for Commercial Loans of equivalent value) and (ii) Section 8.11(i)(e)(3) (transfer of a $5,000,000 capital contribution to Freshstart Venture

Capital Corp.) shall become effective as of the date hereof. In the event that either of the transactions described in this Section 33(b) occur on or after the date hereof and prior to the Amendment No. 5 Effective Date, the requirement that no Default or Event of Default shall have occurred or be continuing, or would result therefrom, shall not apply thereto.

     (c) The Agent agrees to provide notice to the Borrowers of the occurrence and date of the Amendment No. 5 Effective Date promptly upon satisfaction of each of the foregoing conditions. Such notice shall be conclusive and binding on all parties hereto.

     34. Release. In order to induce the Agent and the Banks to enter into this Amendment, each of the Borrowers, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent, the Arranger, the Collateral Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent, the Arranger, the Collateral Agent or any Bank; and (c) each of the Agent, the Arranger, the Collateral Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. Each of the Borrowers, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's, the Arranger's, the Collateral Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent, the Arranger, the Collateral Agent or any Bank to such Person, except the obligations to be performed by the Agent, the Arranger, the Collateral Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, the Arranger, the Collateral Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     35. Miscellaneous Provisions.
         ------------------------

     (a) Each of the Borrowers hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement and the other Loan Documents, in each case as amended hereby, including, without limitation, the Bank Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Term Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c) Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, each of the Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                      [signature pages immediately follow]

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                            MEDALLION FINANCIAL CORP.



                             By:/s/ Alvin Murstein
                                ---------------------------------------
                                Name:  Alvin Murstein
                                Title: Chief Executive Officer



                             By:/s/ James Jack
                             ------------------------------------------
                                Name:  James E. Jack
                                Title: Executive Vice President &
                                         Chief Financial Officer



                             MEDALLION BUSINESS CREDIT, LLC



                             By:/s/ Andrew Murstein
                                ---------------------------------------
                                Name:  Andrew Murstein
                                Title: Chief Executive Officer



                             By:/s/ James Jack
                                ---------------------------------------
                                Name:  James E. Jack
                                Title: Executive Vice President &
                                         Chief Financial Officer



                             FLEET NATIONAL BANK (f/k/a Fleet Bank,
                             National Association), as Agent, as
                             Swing Line Lender and as one of the Banks



                             By:/s/ Mark A. Van Osdol
                                ----------------------------------------
                                Name:  Mark A. Van Osdol
                                Title: Senior Vice President

                             HSBC BANK USA



                             By: /s/ Walter J. Oemcke
                                 ---------------------------------------
                             Name:   Walter J. Oemcke
                             Title:  Vice President



                             CITIZENS BANK



                             By:/s/ T.D. Opie
                                ----------------------------------------
                                Name:  T.D. Opie
                                Title: VP



                             THE BANK OF NEW YORK



                             By:/s/ George P. Malanga
                                ----------------------------------------
                                Name:  George P. Malanga
                                Title: Senior Vice President



                            JPMORGAN CHASE BANK (f/k/a The Chase
                            Manhattan Bank)



                            By:/s/ Cynthia Lash
                               -----------------------------------------
                               Name:  Cynthia Lash
                               Title: Vice President

                            ISRAEL DISCOUNT BANK OF NEW YORK



                            By:/s/ Robert J. Fainelli
                               -----------------------------------------
                               Name:  Robert J. Fainelli
                               Title: First Vice President



                            By:/s/ Howard Weinberg
                               -----------------------------------------
                               Name:  Howard Weinberg
                               Title: Senior Vice President



                            CITIBANK, N.A. (f/k/a European American Bank)



                            By:/s/ Daniel J. Horan
                               -----------------------------------------
                               Name:  Daniel J. Horan
                               Title: Sr. Vice President



                            BANK LEUMI USA



                            By:/s/ John Koenigsberg  /s/ Paul Tine
                               -----------------------------------------
                               Name:  John Koenigsberg    Paul Tine
                               Title: FVP                 VP



                            BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                            By:/s/ Fredrich N. Wilms
                               -----------------------------------------
                               Name:  F.N. Wilms
                               Title: Vice President

     The undersigned hereby reaffirms and ratifies all of its agreements and obligations under the Loan Documents which such Person is a party to, and confirms that it consents to the amendment of the Loan Agreement as set forth above.


MEDALLION TAXI MEDIA, INC.



By:/s/ Andrew M. Murstein
   ---------------------------------
   Name:  Andrew M. Murstein
   Title: Chief Executive Officer



By:/s/ Michael Leible
------------------------------------
   Name:  Michael Leible
   Title: President